VONAGE-TATA CONFIDENTIAL

THIS ADDENDUM #8 (this “Addendum” ) is made and entered into on December 21, 2015 (“Addendum Execution Date”), and to become effective as of the 1st day of July, 2016 (“Route Management Effective Date”), by and between Tata Communications (America) Inc. (formerly known as Teleglobe America and successor-in-interest to ITXC Corporation), a Delaware corporation whose principal place of business is at 2355 Dulles Corner Boulevard, Suite 700, Herndon, VA 21071 USA (“Carrier”) and Vonage America, Inc., a Delaware limited liability company whose principal place of business is located at 23 Main Street, Holmdel, NJ 07733 USA (“Company”). Carrier and Company are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.” Unless otherwise defined, capitalized terms used in this Addendum #8 shall have the same meaning as in the Agreement.

WHEREAS, Company and Carrier are parties to that certain ITXC.NET Services Agreement effective as of May 9, 2003 (inclusive of that certain WWeXCHANGE Origination Services Addendum), as amended to date (the "Agreement"); and

NOW, THEREFORE, in consideration of the terms and conditions herein, the Parties agree as follows:

1. Integration: The Parties agree that upon the Route Management Effective Date, the terms of the “Route Management Services Addendum” attached hereto as Exhibit A will supersede and replace the Addendum #7 dated July 1, 2013 (as amended to date) and all related schedules in its entirety. The terms of the Exhibit A are hereby expressly incorporated into and made a material part of this Addendum #8 and the Agreement by reference. In the event of any conflict or inconsistency between this Addendum #8 (including its Exhibit A) and the rest of the Agreement, the terms of this Addendum #8 (including its Exhibit A) shall govern. Except as expressly amended hereby, all of the terms and conditions of the Agreement are hereby ratified and confirmed, and shall remain in full force and effect.

2. Counterparts: This Addendum #8 may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which counterparts collectively shall constitute one and the same instrument. This Addendum #8 may be executed by facsimile, and the facsimile execution pages will be binding upon the executing Party to the same extent as the original executed pages. The executing Party shall provide originals of the facsimile execution pages for insertion into the Agreement in place of the facsimile pages.

[signature page follows]

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 1 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

IN WITNESS WHEREOF, the Parties have duly executed this Addendum #8 by each Party’s duly authorized representatives effective as of the day and year first written above.

By: Tata Communications (America), Inc.    By: Vonage America Inc.

/s/ Daniel Bergeron _________________     /s/ Gerald Maloney
Authorized Signature    Authorized Signature

Daniel Bergeron, Senior Vice President,
Voice Commercial Operations___________ Gerald Maloney, Senior Vice President, Finance
Name and Title    Name and Title

December 23, 2015___________________        December 22, 2015
Date    Date

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 2 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

ROUTE MANAGEMENT SERVICES ADDENDUM (Exhibit A to Addendum #8)
This Route Management Services Addendum #8 (this “Addendum”) is entered into by and between Tata Communications (America) Inc. (“Carrier”) and Vonage America Inc. (“Company”) (each a “Party” and jointly, the “Parties”) on December 21, 2015, and is made effective on July 1, 2016 (““Route Management Effective Date”) and is attached as Exhibit A to Addendum #8 (and together with the body of Addendum #8, to be collectively referred to as the “Addendum”) and made a part of that certain ITXC.NET SERVICES AGREEMENT by and between Tata Communications (America) Inc. and Vonage America Inc. (assignee of Vonage Network LLC) and dated May 9, 2003, as amended (the "Agreement"). All capitalized terms used herein but not specifically defined shall have the meanings assigned to them in the Agreement.

In consideration of the covenants and promises herein contained and as set forth in the Agreement, the Parties hereby agree as follows:

1. DEFINITIONS: For purposes of this Addendum, the following definitions shall apply, unless capitalized terms are defined elsewhere in this Addendum:

a)
Affiliate means any entity that directly or indirectly controls, is controlled by or is under common control with a Party. For purposes of the foregoing, “control” shall mean the ownership of more than fifty percent (50%) of the (i) voting power to elect the directors of the said entity, or (ii) ownership interest in the said entity. A “Company Affiliate” is an Affiliate of Company. A “Carrier Affiliate” is an Affiliate of Carrier.

b)    Baseline Exchange Rate means the INR – USD exchange rate published by Reuters as of 4pm (IST) on the Route Management
Effective Date using the previous 5 business days average from the Route Management Effective Date, and is subject to change solely as set forth in Section 4 below.

c)	Billing Period has the meaning set forth in Section 7.1.
d)    Business Day means a day other than a U.S. weekend day or U.S. national holiday.

e)
Carrier Rate Amendment means the form of written notification from Carrier to Company establishing Termination Services rates, and as may be provided from time-to-time to formalize rate changes consistent with the timing and procedures set forth herein. For clarification purposes, each Carrier Rate Amendment will restate all rates along with the modified rates.

f)    Change of Control has the meaning set forth in Section 10.

g)	Company Group Affiliate means any (i) Company Affiliate (other than a Company Wholly-Owned Affiliate), or (ii) Company Non-Wholly-Owned Affiliate.

h)	Company Wholly-Owned Affiliate means Vonage Holdings Corp., or any entity which is wholly owned, directly or indirectly, by Vonage Holdings Corp.

i)	Company Non-Wholly-Owned Affiliate means any entity which is a Company Affiliate partially owned by a Third Party other than a Company Wholly-Owned Affiliate.

j)	Intentionally deleted.

k)	Intentionally deleted.

l)
Force Majeure Event is any cause beyond a Party's reasonable control resulting in such Party’s inability to timely perform its contractual obligations, including, without limitation, acts of war, acts of God, earthquake, hurricanes, flood, fire or other similar casualty, embargo, riot, terrorism, sabotage, strikes, governmental acts or interventions, insurrections, epidemics, quarantines, failure of power, cable cuts, condemnation, failure of the Internet or other reason of a like nature not resulting from the actions or inactions of a Party; provided, however that any failure or non-performance of any of Carrier’s interconnected telecommunications providers or suppliers shall not be deemed to constitute a Force Majeure Event except to the extent such Third Party providers or suppliers are themselves impacted by a Force Majeure Event.

m) India Rural means the following Destinations: Agra, Ambala, Andhra Pradesh, Bhopal, Coimbatore, Cuttak, Gujarat, Guwahati, Haryana, Jaipur, Karnataka, Kerala, Lucknow, Ludhinana, Magalore, Maharashtra, Mysore, Nagpur, Patna, Pune, Punjab, Raipur, Rajkot, Fixed Other and Tamil Nadu.

n)    SLA means the service level agreements described in Schedule A.
o)    Payment Period has the meaning set forth in Section 7.1.

p)	Person means any individual, corporation, firm, limited liability company, general or limited partnership, trust, estate, joint venture, Governmental Entity or any other entity or organization.

q)
Quality for purposes of Company’s rights pursuant to Section 4.1(d)(ii), 4.1(d)(iii) and Section 4.2(b) *, respectively, means that such Third Party carrier’s service level agreement commitments are substantially equivalent to or exceeding the * metrics set forth in Annex B to Schedule A in all material respects.

r)    Route Management Service has the meaning set forth in Section 2.
s)    Route Management Term has the meaning set forth in Section 9.
t)    ROW has the meaning set forth in Section 4.3.
u) ROW Pricing has the meaning set forth in Section 4.3(b).

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 3 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

v)    ROW Pricing Exceptions has the meaning set forth in Section 4.3(d).

w) Termination Services has the meaning set forth in Section 3.

x) Third Party means any Person other than a Party or a Party’s Affiliate.

y)
Traffic Volume Commitment means, collectively, the India Commitment (as defined in Section 4.1(a)), the Canada Commitment (as defined in Section 4.2(a)) and the ROW Commitment (as defined in Section 4.3(a)), as is subject to modification and Company’s rights to route away traffic as set forth in this Addendum.

z)	*

aa) Year 1 shall mean twelve (12) months after the Route Management Effective Date.
bb) Year 2 shall mean twelve (12) months after Year 1.

cc)	*
dd) India Baseline * and India * each have the meanings set forth in Section 4.1(b).
ee) Included Consumer Traffic means Vonage Consumer-related ILD traffic under its consumer related product and service offerings (including through its resale and distribution channels), but excluding Excluded Traffic.

ff)
Included Business Traffic means any Vonage Business-related ILD traffic under its business related products and service offerings (including through its resale and distribution channels), but excluding Excluded Traffic.

gg)	Excluded Traffic means any ILD traffic:
*

2.
ROUTE MANAGEMENT SERVICE: Company will use Carrier as its preferred supplier to provide Termination Services for Company’s Consumer and Business related product and service offerings utilizing the strategic pricing models to the destinations set forth in Section 4 below, in accordance with and subject to the terms and conditions of this Addendum (“Route Management Services”).

3.
VOICE TERMINATION SERVICE: Throughout the Route Management Term, Carrier shall provide Company with termination of international telecommunications traffic (IDDD type) which Company has delivered to one of Carrier’s interconnection locations, gateways or network domains for termination to those international destinations listed in the applicable Carrier Rate Amendment under the service tiers described in Section 3(a) and Section 3(b) below (collectively “Termination Services”). Carrier agrees to provide the Termination Services on a 365/24/7 basis in accordance with, and subject to the SLAs set forth and attached to this Addendum as Schedule A hereto. Both Parties shall have

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 4 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

dedicated IP interconnects between one another to support the traffic provided under this Agreement. Carrier is required to interconnect with Company at * points of public or private interconnection sites via SIP. Carrier acknowledges and agrees that it is required under this Addendum to support the following CODECs g711, g729, and T.38 fax. Carrier acknowledges that a significant majority of Company’s calls, regardless of destination, may be delivered to Carrier using CODEC g711, and Carrier shall at all times remain technically prepared to manage Company’s Termination Services traffic routed via such CODECs. Except to the extent otherwise expressly set forth in Schedule A, Carrier agrees that it will at all times maintain sufficient capacity to support all of Company’s international telecommunications traffic to the extent committed by Company hereunder:

a)
VTS Prime Service: VTS Prime Service provides high-quality voice termination services consistently to any destination in the world including MSRN (Mobile Service Roaming Number) ranges and receives the highest priority to Carrier’s supply capacity per destination. All India and Canadian traffic will be serviced under the VTS Prime Service. ROW traffic will be serviced at the service tier (i.e., VTS Prime or VTS Preferred), as selected from time to time by Company for any given destination. Additional VTS Prime Service features include:

¤
Calling Line Identification (“CLI” or “CLID”) (CLI Delivery) Carrier assures CLI delivery for the named destinations in the Carrier Rate Amendment to be a minimum of *, subject to Company presenting CLI in the appropriate ITU format as provided to Company and updated from time to time.

¤
Controlled Routing Policy: In order to avoid deterioration of services, Carrier will endeavor to use Direct Routing for all destinations. If Direct Routing is not available, Carrier will use the next best available options, Routing Through Incumbent or Routing Through Third Party (each, as defined below).

¤
Direct Routing: “Direct Routing” is a form of routing whereby Carrier offers direct termination (no intermediary network) to all the mobile and fixed telecommunication companies/operators covered by the destination during the correspondent period offered.

¤
Routing Through Incumbent: “Routing through Incumbent” is a form of routing whereby Carrier offers terminating traffic through the Incumbent operator of the relevant destination to all the operators covered by the destination during the correspondent period offered.

¤
Routing Through Third Party: “Routing Through Third Party” is a form of routing whereby Carrier offers to terminate traffic through third party carriers (not the “Incumbents”) to all the mobile and fixed telecommunication companies/operators covered by the destinations during the relevant period for which the service is offered.

b)
VTS Preferred Service: VTS Preferred Service provides high-quality termination service which endeavors to use but does not guarantee, Direct Routing, Routing Through Incumbent and CLI delivery, in combination with more extensive Routing Through Third Party to most, but not all, dial code ranges within any destination. VTS Preferred receives the second highest priority to Carrier’s supply capacity per destination. ROW traffic will be serviced at the service tier (i.e., VTS Prime or VTS Preferred), as selected from time to time by Company for any given destination.

4.    PRICING AND TRAFFIC COMMITMENT: The following pricing will be effective for the Route Management Term:

4.1. India Destination: For the India destination, all Route Management Services will be provided utilizing VTS Prime Service, and the following pricing and terms shall be applicable during the Route Management Term, and are not subject to change during the Route Management Term other than as provided under Section 4.1(d) or Section 4.1(e) of this Addendum:

a) *

b) *

c) India Baseline * Adjustments: Carrier may modify the Baseline India * only in accordance with subsection (i) and (ii) below the following, * :

i.	*

a.	*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 5 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

b.

c.	*

d.	The categories are described on Table F-2, Annex F.

ii.
Regulatory and Tax Changes: India pricing may be adjusted due to regulatory and tax changes made by TRAI, Department of Telecom, the Ministry of Finance [or any other Indian regulatory agency having jurisdiction or authority over the Termination Services for India destinations (including taxes arising from the provision of such Termination Services) (each, a “Regulatory Change”) which directly result in an increase or decrease to Carrier’s India *, Within 7 days of receipt or informed knowledge of such Regulatory Change, Carrier will email Company of such change, together with sufficient background information, data, and detail to enable Company to fully understand the basis for such increase, and the mandated effective date of the change. Carrier will also send an amendment to this Addendum #8 Company effecting such change and the mandated effective date set forth by such Regulatory Change. In such case, such rate change shall be on a penny-to-penny (or fraction thereof) pass-through basis without any mark-up. All Regulatory Changes will be effective on the effective date mandated by the regulatory authority. *

iii.	Foreign Exchange Rate Fluctuations. *

a.	*.
iv.*
v.*
vi.Reporting and Notices. Carrier will only publish changes to Company if the operation of this Section 4(c) triggers a +/- change applicable to India Pricing. Otherwise, the then current India Pricing remains the same. Emails directed to ratechange@vonage.com will be acceptable to communicate and transmit permitted pricing, Regulatory Changes and FX changes and amendments, All notices will refer to the applicable provision(s) of this Addendum giving rise to any notice or change and provide sufficient information, including upon reasonable request, enabling the other party to reasonably substantiate compliance with this Section 4(c), provided however, that the valid effective date set forth by the original notice shall be the controlling date. Except as set forth in 4.1(c), India Pricing will be noticed monthly to Company by Carrier. India Pricing shall be modified solely as required to reflect the changes the India * per the adjustment provisions of this Section 4.1(c), and will be provided via email to the following address: ratechange@vonage.com), such pricing to become effective at 11:59:59 pm (IST) or on the applicable effective date set forth above.
4.1 d) Intentionally deleted.
4.1 e) *
4.1 f) *

i.	*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 6 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

ii.

iii.	*
4.2. Canada Destination: For the Canada destinations, all Route Management Services will be provided utilizing VTS Prime Service, and the following pricing and terms shall be applicable during the Route Management Term and are not subject to change during the Route Management Term other than as provided under Section 4.2(b) of this Addendum:

a)
Canada Commitment: Company shall commit to send * of its Canada destinations traffic (excluding any Excluded Traffic, and IDDD traffic to “Canada High Cost Codes” which are defined as these specific destinations: Canada Directory Assistance, Canada Northwestel and Canada Other) to Carrier (“Canada Commitment”).

b)	Canada Pricing: *

c)	*

d)	*

4.3. Rest of World Destinations: For all other destinations (excluding India, Canada, Mexico, U.S. and Philippines Globe traffic associated with Company’s strategic alliance with Globe/GTI) (“ROW”), the following pricing and terms shall be applicable during the Route Management Term and are not subject to change during the Route Management Term other than as provided under Section 4.3(c) of this Addendum:

a)
Rest of World Commitment: Company shall commit to send: Year 1-* of its ROW destinations traffic per applicable Quarter to Carrier, excluding Excluded Traffic (“ROW Commitment”). Year 2 -* of its ROW destinations traffic per applicable Quarter to Carrier, excluding Excluded Traffic (“ROW Commitment”)

b) Rest of World Pricing: *

i.	*

ii.	*

c) Rest of World Adjustment: *

d) *

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 7 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

*

5. COMPANY REPRESENTATIONS: Company represents and warrants that there is currently (i) no India destination traffic generated or originated by a Company Group Affiliate, and (ii) there is currently no India destination traffic generated or originated by a Company Wholly Owned Affiliates on a wholesale basis. Company further represents and warrants that during the Route Management Term:

a)
Neither Company, nor any Company Group Affiliate, and nor any Company Wholly-Owned Affiliate shall resell any Termination Service to destinations provided under this Addendum on a wholesale basis without Carrier’s prior written consent. For the avoidance of doubt, Company is permitted to resell Termination Services to destinations provided under this Addendum to Company Wholly-Owned Affiliates provided that the traffic is retail (i.e., offered by the Company Wholly Owned Affiliate directly to an end user and not a carrier) only;

b)
Company shall not directly or indirectly route India Commitment Traffic to or through a Company Group Affiliate or Wholly-Owned Affiliate, unless ultimately destined to Carrier for termination pursuant to this Addendum, without Carrier’s prior written consent, unless otherwise expressly permitted in this Addendum; and

c)
The India rates may be made available to a Company Wholly-Owned Affiliate (subject to its compliance with Section 5(a) and (b) above), but shall not be made available either directly or indirectly to a Company Group Affiliate without Carrier’s prior written consent;

6.    BENCHMARKING:
6.1. Benchmarking Definitions: The following definitions shall be applicable for Benchmarking:

a) “Benchmark Country” means an individual or group of available international dialing code(s) that Carrier assigns for Termination Service, which would include either country code only or country code + city code or country code + mobile range or country code + special service code (excluding Canada and India), as established pursuant to Sections 6.2(a) and updated pursuant to Section 6.5.

b) “Benchmark Destination” means a subset of a Benchmark Country in which the assigned individual or group of international dialing codes for Termination Service are defined by a particular type/network (i.e., fixed, mobile, special service).

c) “Benchmark Exercise” means the independent third party’s or, the Carrier’s if requested by Company, analysis and summary report on the competitiveness of Route Management Services pricing under this Addendum, as set forth herein.

d) “Benchmark Index Rate” means the benchmarking rate for any Benchmark Destination calculated using the rates of the Peer Supplier List, eliminating the highest rate and lowest rate and averaging the remaining rates at the Benchmark Destination (break- out) level.

e) “Benchmark Performance Rate” means the rate established at the Route Management Effective Date, by calculating as follows:

i.    The total weighted average cost of Benchmark Traffic to the Benchmark Destination, calculated using Carrier’s rates to
Company at the Route Management Effective Date, divided by

ii.    The total weighted average cost of Benchmark Traffic to the Benchmark Destination calculated using the Benchmark Index
Rate at the Route Management Effective Date.

f) “Benchmark Period” means the previous, full calendar month prior to a Benchmarking Exercise.

g) “Benchmark Index Cost” shall be calculated by multiplying the appropriate Benchmark Destination-specific Benchmark Index Rate for that particular Benchmark Period by the appropriate Benchmark Traffic volumes.

h) “Benchmark Traffic” means Company’s actual traffic volumes to the Benchmark Destinations in the month of June 2016 (and as updated in connection with the Annual Benchmark Exercise pursuant to Section 6.5)

6.2. Benchmarking Principles and Procedures: Benchmarking will be conducted for the VTS Prime and VTS Preferred service categories using an independent third party to be selected by Company at Company’s cost or, if requested by Company by utilizing Carrier’s internal tool at no cost, based on the following principles and procedures:

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 8 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

a) The pricing levied by Carrier will be compared to the rates then-currently loaded into Carrier’s least-cost routing engine and available for use by Carrier to route Termination Service traffic under the VTS Prime and VTS Preferred service tiers, as provided by the * global Tier-1 suppliers identified in Schedule B (the “Peer Supplier List”) for a minimum of the * (*) Benchmark Countries as provided by Company to Carrier, plus up to * additional Benchmark Countries as may be identified by Company in its discretion, based on any countries to which Company previously, currently or is forecasted to deliver IDDD traffic. Company reserves the right to revise the list of Benchmark Countries in its discretion at the time of each Annual Benchmark Exercise.

6.3. Calculation of Benchmark Index Cost and Benchmark Target:

a)
The rates used to calculate the Benchmark Index Rates shall be the rates then-currently loaded into Carrier’s least-cost routing engine and available for use by Carrier to route Termination Service traffic under the VTS Prime and VTS Preferred service tiers, as provided by the Peer Supplier List, as applicable to the Benchmark Period.

b)	Benchmark Destinations shall be excluded from the Benchmark Exercise where there are less than five (5) Peer Suppliers that provide rates to Carrier.

c)	Volumes of traffic provided to Benchmark Destinations during Force Majeure Events shall be excluded from the above calculations.

d)	A Benchmark Performance Rate will be established initially upon the Route Management Effective Date in accordance with the Benchmark Exercise described herein.

6.4. Carrier Performance Review:

At Company’s request, but no more than once every * (and not earlier than * following the contract Route Management Effective Date), Carrier’s pricing will be reviewed in connection with the Benchmark Exercise, subject to the following:

a)    If the result of a Benchmark Exercise is equal to or less than * of the then-current established Benchmark Performance Rate, no further action shall be required by either Party.

b)    If result of a Benchmark Exercise is greater than * of the then-current established aggregate benchmark:

i. The Parties will identify the Benchmark Destination(s) which caused the result to exceed 105%;

ii. Carrier will have * to “cure” the situation, and bring the Benchmark Performance Rate back to or less than * of the established Benchmark Performance Rate;

iii. Another Benchmark Exercise will be carried out (at Carrier’s cost) and completed by the * day following the expiration of the * cure period; and

iv. If the results of the new benchmark are still in excess of * of the then-current established Benchmark Performance Rate, Company will have the right to re-route the Benchmark Destination(s) identified in subsection (i) above and the ROW Commitment for the upcoming Quarter will be reduced by the amount of traffic sent to such Benchmark Destination(s) until such time as Carrier can demonstrate via a subsequent Benchmark Exercise (at Carrier’s cost) that its cost base has returned to within * of the Benchmark Performance Rate established at the Route Management Effective Date, at which time, Company will have fourteen (14) days to reroute the traffic back to Carrier.

6.5
In addition to the Benchmark Exercise above, and occurring on or about each anniversary of the Route Management Effective Date, Carrier shall conduct an additional Benchmark Exercise using Company CDR’s provided by Company as applicable to the Benchmark Period immediately preceding the Benchmark Exercise (the “Annual Benchmark Exercise”). The aggregate benchmark is thereafter revised and re-established to reflect the Benchmark Index Cost as a result of this Annual Benchmark Exercise, based on actual call values and Company’s revised list of Benchmark Countries.

7. BILLING/PAYMENT TERMS: Carrier acknowledges that the current deposit of * held by Carrier for Company shall be applied towards the first Invoice under this Addendum. The Company’s credit limit as of the Route Management Effective Date shall be * USD. Starting on the Route Management Effective Date and for the Route Management Term, Company shall provide and maintain a prepayment amount (“Prepayment”) to Carrier. The Prepayment will be invoiced at the beginning of every month by Carrier and payable on reception by Company. The Prepayment for each month will be equal to the difference between the previous month’s aggregated Invoice amount and the Company’s Credit Limit. The Parties may mutually agree to use a different method to establish the Prepayment should other estimates be more accurate.

It is understood that (A) the Prepayment will be applied against Invoices set forth below which are applicable to the traffic month the Prepayment is subject to as soon as they are issued on a first in and first out basis, and (B) Company shall continue to pay Invoices as set forth below. After the end of the month, a true-up statement will be issued by Carrier and any adjustments will be applicable on the next payment that becomes due. Carrier shall submit an invoice to Company after the end of the applicable Billing Period (as defined in Section 7.1) which shall include total charges for the applicable Billing Period (“Invoice”). Company shall pay the Invoice amount (less any amounts disputed in good faith pursuant to Section 7.2) to Carrier (1) in US dollars, (2) by wire transfer or such other method as the Parties may mutually agree, and (3) within the applicable Payment Period (as defined in Section 7.1). In no event shall Carrier be liable for the fraudulent or illegal use of the Services by any customers or end-users of Company, or for any amounts that Company is unable to collect from its customers, end users or others.

7.1. Payment Period. 15 day cycle /15 day net payment due via wire for all non-disputed amounts. The billing intervals shall be fifteen (15) days (“Billing Period”) with fifteen (15) days net payment due from date of invoice receipt (“Payment Period”).

7.2. Invoice Disputes. If a portion of an invoice is paid and subsequently disputed by Company subject to the dispute resolution terms of the Agreement, Carrier shall investigate and the parties shall in good faith resolve such dispute within thirty (30) days of notification from Company. If the Parties agree that Company has overpaid for Route Management Services, Carrier shall credit such overpayment against any other amounts owed by Company to Carrier. Any credits shall be made within thirty (30) days by Carrier against Carrier’s invoices. In the event that there are no billable services after Company’s notification against which to issue a credit, Carrier shall issue a cash refund. Unresolved disputes will follow the dispute resolution process set out in the Agreement. The Parties further acknowledge and agree that no suspension of services or performance obligations shall be permitted pending dispute resolution of disputed amounts, provided undisputed payment obligations are satisfied.

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 9 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

7.3. Back-Billing. Carrier may not invoice services provided to Company more than one hundred twenty (120) calendar days after the end of the month in which Route Management Services were provided or initially raise a claim for payment of a previously issued invoice more than six (6) months after the invoice date (either, a “Late Claim”). Company is not obligated to pay Late Claims and Carrier waives all rights and remedies related to Late Claims, but excluding any tax obligations for services provided. Carrier will use good faith efforts to issue separate invoice for any and all arrears billing with proper dates and time periods of incurred usage expense.

7.4. Billing Increments. Termination Services shall be billed in one (1) second increments with a one (1) second minimum, except for Mexico which shall be billed in sixty (60) second increments with a sixty (60) second minimum. Any process for the rounding of charges shall be equally applied by the Parties.

7.5	Applicable Time Zone: EST GMT Other (Please specify): _________________ (Spain and UK indicate local switch time)

8.
CREDIT LIMIT AND DEPOSIT: Carrier may increase the Credit Limit at any time upon notice to Company. If the financial condition or payment history of the Company (or any surviving entity as a result of a Change of Control event) materially deteriorates after the Effective Date, as evidenced by a material downgrade in its credit rating or debt securities, a bond or loan covenant default, a history of repeated, consecutive, uncured, delinquent payments (not otherwise disputed herein) or other similarly material and demonstrable criteria that makes such condition or payment history unacceptable to the Carrier in its reasonable business judgment, the Carrier may decrease the Credit Limit, or require commercially reasonable alternate arrangements (e.g. LOCs, deposits or prepayments), solely to the extent necessary to mitigate its legitimate credit risk and exposure upon no less than * prior written notice to Company. If at any time Carrier determines that the sum (the Accrued Liability) of (i) total invoiced amounts which remain unpaid and undisputed, plus (ii) the unbilled but accrued usage of Company, has exceeded the then current Credit Limit, Carrier shall have the right to demand by written notice that Company make an immediate payment to Carrier by telegraphic transfer (or such other method as agreed by the parties) of such amount required to reduce its aggregate Accrued Liability to less than the Credit Limit. Upon written notice to Company, the demanded amount shall become immediately due and payable and Company shall pay such amount within * of Company’s receipt of such notice. If Company fails to remit such payment when due, Carrier shall have the right without further notice to temporarily suspend the Route Management Services until such amounts are received by Carrier.

9.
ROUTE MANAGEMENT TERM: Notwithstanding anything contained in the Agreement to the contrary, the Route Management Service and the obligations under this Addendum shall commence on Route Management Effective Date and shall remain in force for an initial two (2) year term (the “Route Management Term”). The Parties may enter into good faith negotiations at least six months prior to the end of Year 2 with the goal of reaching an extension to this agreement. For the avoidance of doubt, the termination for convenience rights under Section 3.2 of the Agreement shall not apply to this Addendum.

10. ASSIGNMENT AND CHANGE OF CONTROL: The Agreement (including this Addendum) may not be assigned without the express written consent of the other Party, which consent shall not be unreasonably withheld; provided however, that a Change of Control of a Party, or any deemed assignment (whether or not by operation of law) of the Agreement (including this Addendum) resulting from a “Change of Control” of a Party, shall not require the consent of, or compliance with any precondition of the other Party. In addition, either Party may assign this Agreement to an Affiliate of such Party without the need for consent, but with at least ten (10) days prior written notice of such assignment. For purposes of this Agreement, “Change of Control” means (i) a merger involving a Party in which such Party is not the surviving entity; (ii) a merger involving a Party in which the Party is the surviving entity but in which securities possessing greater than fifty percent (50%) of the total combined voting power of a Party’s outstanding voting securities are transferred to other Persons; (iii) a sale or disposition of all or substantially all of a Party’s property, assets or business or merger into or consolidation with any other Person (other than to a Party’s Affiliate); or (iv) a sale, assignment or other transfer of a Party’s securities possessing greater than 50% of the total combined voting power of such Party’s outstanding voting securities at the time of such transfer. Any attempted or purported assignment not permitted hereunder shall be void.

11. LOCAL LOOP CHARGES: Company shall be responsible for all local loop charges that Carrier is required to pay to any third party service provider that are incurred on behalf of Company and the local loop charges shall survive reduction, suspension and/or termination of services.

12. FORECAST ESTIMATES: At least fifteen (15) days prior to the start of each Quarter, Company shall provide to Carrier a written non-binding forecast estimate of traffic volumes for that Quarter, including without limitation, endeavoring to identify any anticipated traffic volume spike periods (the “Forecast Estimate”). If Carrier receives a Forecast Estimate for any destination(s) which are materially greater than prior Forecast Estimates and the capacity for which is reasonably unplanned for such material increase (“Over-Flow Traffic”), then Carrier shall notify Company promptly (within five (5) Business Days) if it cannot adequately provide the necessary capacity to satisfy the Over-Flow Traffic and confirm the maximum capacity it has for such destination(s) traffic. Company has the option to route away the portion of the Over-Flow Traffic exceeding Carrier’s capacity. Company acknowledges that if it does not route away such Over-Flow Traffic, Carrier is relieved from any liability associated with not performing to the minimum SLAs with respect to such destination traffic. For the avoidance of doubt, Company’s ROW commitment will not be reduced due to Carrier’s inability to provide termination for volumes in excess of * of previous volumes sent by Company to Carrier to any particular destination.

13. TERMINATION: For avoidance of doubt, there is no right of termination for convenience by either party (except for the termination right in Section 9 of this Addendum) notwithstanding any termination for convenience rights under Section 3.2 of the Agreement, nor by Carrier for a material change in financial condition of Company that poses a material financial risk to Carrier notwithstanding the termination rights set forth under Section 3.3(c) of the Agreement; but this Addendum is subject to all other termination rights, including for cause, as set forth in this Addendum and the Agreement; provided that any termination under Section 3.3(a)(ii) of the Agreement must be based on an uncured breach of a material obligation under this Addendum. Company may terminate this Addendum in whole or in part due to Carrier’s SLA failures as set forth in Schedule A. Any expiration or termination of the Addendum is not considered a termination or expiration of the Agreement. Should Carrier terminate this Addendum in accordance with Suspension/Reduction/Termination provisions of the Agreement (except for Section 3.2 or Section 3.3(c) of the Agreement which are not available under this Addendum), or should Company terminate this Addendum for any reason (except for Section 3.2 or Section 3.3(c) of the Agreement which are not available under this Addendum) other than a material breach solely attributable to Carrier which breach has not been cured within thirty (30) days, then Company shall be fully liable to pay to Carrier any termination charges that Carrier is required to pay to any Third Party telecommunications service provider, if any, for terminating their facilities that were incurred on behalf of Company.

IF A DEPOSIT IS THEN WITHHELD BY CARRIER: With respect to this Addendum only, notwithstanding Section 3.3 of the Agreement,

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 10 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

neither the Agreement nor this Addendum may be terminated by Carrier due to non-payment unless such charges are undisputed and are, in the aggregate, in excess of the Company’s unapplied unused deposit held by Carrier (if a deposit is then held by Carrier), and remain unpaid for at least five (5) business days after receipt of written notice (which notice must be delivered in accordance with the notice provisions and refer to the right to terminate if payment is not timely met within the five (5) business day period.) Any termination of this Addendum or the Agreement due to Section 3.3(b), (d) or (e) of the Agreement will have the effect of terminating the Parties’ remaining executory obligations under this Addendum, including the remainder of any unmet minimum commitments and pricing commitments, without affecting payment obligations of invoices for services rendered, or any other rights and remedies under the Agreement (independent of the Addendum) regarding the specific basis for the termination.

14. OFFICER CERTIFICATION: Each Party, upon written request of the other Party and no more often than twice per year, will provide to the other Party within thirty (30) days thereafter a senior corporate officer’s (designated as a corporate officer by such Party’s by-laws) certificate confirming its compliance with the terms of this Addendum in all material respects.

15. AUDIT RIGHTS: Each Party shall have an annual audit right to the extent reasonably necessary to permit a Party or an auditor appointed by a Party:

a)	For Company: Verify Carrier’s compliance with the terms of this Addendum.

b)	For Carrier: Verify Company’s compliance with the terms of this Addendum.

All such audits shall be conducted: (i) no more than once per year during the Route Management Term; (ii) with no less than sixty (60) days prior written notice; (iii) at the cost of the auditing Party; (iv) provided any appointed auditor does not have material conflict of interest with the audited Party; (v) subject to the auditor complying with the audited Party’s reasonable confidentiality and security requirements; and (vi) provided that: (A) it shall be solely for the purposes of verification of compliance with the terms of this Addendum; and (B) the audit requests access to books and records related solely to the transactions between the Parties that are the subject of this Addendum. Any such audit shall be conducted with a minimum of disruption to the other Party’s normal business operations. In the event an audit results in a determination of noncompliance with the terms of this Addendum by a Party, that Party shall pay (or reimburse the other Party for, as applicable) for the reasonable out of pocket costs for that audit.

16. INTENTIONALLY DELETED.

17. NEW MSA. The Parties agree to negotiate during 2016 in good faith a new MSA to replace the current MSA.

18.	*

19. *

20. NOTICE: All notices, requests or other communications hereunder shall be in writing, addressed to the Parties at the address indicated herein.
Notices mailed by registered or certified mail shall be deemed to have been received by the addressee on the fifth (5th) business day following the mailing or sending thereof. Notices sent by facsimile shall be deemed to have been received when the delivery confirmation is received.. A Party may update and amend its notices contact information upon prior written notice.

21. Notice Information:

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 11 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

Legal Notices To Carrier: Tata Communications Attention : Legal Department 2355 Dulles Corner Blvd, Suite 700 Herndon, VA 20171 USA Email: legal@tatacommunications.com	Legal Notices To Company: Vonage America Inc. 23 Main Street Holmdel NJ 07733 Attn: Chief Legal Officer
Invoices To Company: Electronic Invoices: Company shall be sent electronic invoices only: No Yes,, please send to the following email address: accountspayable@vonage.com
Carrier Authorized Rate Notification Sender: Pricing related information, code changes and/or rate notifications shall only be deemed valid if sent to Company from:
The following email addresses only:
Email #1: pricing@tatacommunications.com
Email #2:

and/or Tata Communications Pricing Manager

Rate Change Notices To Company Shall Be Sent To:
Rate Change Method For Rates Sent to Company (“Company Rate
Change Method”) (Select only one):
Email: ratechange@vonage.com
Courtesy Rate Change Copy To:

Company Rate Change Amendment Format:
 Standard (Only Changes) Special (Full A-Z listing)
 Customer Batching Manual Batching
Batching Schedule:______________________________________
 Show LATA (US) Show LATA (Canada)
 Show Service Levels Show Code By Line
 Show Country City Codes Together

22. NO MODIFICATION; CONFLICT: Except as modified and amended hereby, the Agreement remains unmodified and in full force and effect and each Party hereby reaffirms all representations, warranties and covenants contained therein. In the event of a conflict between the terms of this Addendum and the Agreement, terms of this Addendum shall control.

23. ENTIRE AGREEMENT: This Addendum embodies the entire agreement and understanding of the Parties with respect to the supplementing and amending of the Agreement with regard to the matters described herein. There are no restrictions, promises, representations, warranties, covenants or undertakings with respect thereto, other than those expressly set forth or referred to herein.

IN WITNESS WHEREOF, the Parties have executed this Route Management Services Addendum #8 to the Agreement as of the date last written below.

By: Tata Communications (America) Inc.
(“Carrier”)

Authorized Signature - /s/ Daniel Bergeron
Name
Senior Vice President, Voice Commercial
Title
December 23, 2015
Date

By: Vonage America Inc.
(“Company”)

/s/ Gerald Maloney
Authorized Signature
Gerald Maloney, Senior Vice President, Finance

Name
Title
Date – December 22, 2015

Schedule A: Service Level Assurance

In order for Company to fulfill its obligations under the Addendum, Carrier must maintain standards of quality in all aspects related to the provision of Termination Services (“SLAs” or “Service Levels”). To that purpose, Carrier agrees to the standards set forth in this Schedule A (including its Annexes), measured daily and SLA performance shall be calculated on a weekly basis.

1. INTRODUCTION AND PURPOSE:

1.1 This Schedule describes what Service Levels are provided for the Addendum.

1.2 This Schedule includes Annexes A through E, which set out the specific Service Levels that shall apply.

1.3	Service Levels are comprised of: Service Levels relating to Termination Services (‘Termination Service Levels’); and those relating to fault handling (‘Fault Handling Service Levels’).

2. MEASUREMENT OF SERVICE LEVELS:

2.1 Measurement Period

2.1.1
During the Route Management Term, Carrier shall use industry standard measurement tools to accurately measure, monitor and report the Service Levels, as more specifically set out in Paragraph 3 of this Schedule.

2.1.2    Carrier shall endeavor to meet or exceed the Service Levels, as set forth in this Schedule.

3. SERVICE METRICS FOR CARRIER TERMINATION SERVICES

This section sets out the metrics which shall be used as the basis for setting Service Levels.

3.1 Metrics relating to Carrier Termination Services: Termination Services in relation to specific Service Levels and destinations will be managed and performance reported against the following metrics listed below (‘Performance Services Metric’). The definitions of the Performance Service Metric are set out at Annex A to this Schedule and the manner in which Performance Service Levels are set against the Performance Service Metric in relation to specific Service Levels and destinations is set out in the table to be agreed between the Parties in the form set out at Annex B to this Schedule (‘Destination Service Levels Table’). Subject to the applicable Service Levels and destinations, the Performance Services Metric may include:

• *

The Parties will use reasonable endeavors over the Route Management Term to work towards improving the tools for enhancing Service
Level performance.

3.2 Peak Periods: The Parties acknowledge that the aforementioned Performance Services Metric may be impacted periodically by in- country market circumstances such as government-recognized national holidays (“National Holidays”). National Holiday - related impacts shall be considered as Force Majeure Events and such instances shall not be held contributory to the above measurements.

3.2.1    Notwithstanding the foregoing, Carrier and Company shall work together in good faith to develop a capacity plan (“Capacity Plan”) no less than thirty (30) days prior to National Holidays in major destinations to ensure sufficient capacity is available to accommodate for peak traffic during such events. In the event the Parties agree on a Capacity Plan, the applicable Performance Service Metric shall still apply during that National Holiday. In the event the Parties do not agree on a Capacity Plan, and the traffic during the National Holiday cannot be accommodated by Carrier, Company may route away the affected traffic (in which case, the applicable India Commitment and Canada Commitment, respectively, would not apply).

3.3 Fault Handling Metrics: Carrier will provide Company with access to a fully trained fault management team. The specific Fault Handling Service Level definitions are defined below and the specific Service Category to which each metric applies is set out at the Destination Service Levels Table.

3.4 Response Time: The time between Company informing Carrier’s designated contact either by means of telephone, e-mail or via Carrier’s customer portal that in Company’s opinion a Fault (as defined in Section 3.6 below) has occurred and the confirmation from Carrier that the Fault is acknowledged.

3.5 Resolution Time: The time between Company informing Carrier’s designated contact either by means of telephone, e-mail or via Carrier’s customer portal that in Company’ opinion a Fault has occurred and the time at which Company receives by e-mail or via the Carrier customer portal notification that the Fault has been resolved. If Company identifies that the Fault still persists after the closing of a trouble ticket, the Fault shall be considered not closed and the resolution time shall restart from that point of notification from Company.

Subject to the Fault Reporting Procedures as set forth in Annex D, Carrier will inform Company by e-mail, telephone or via the Carrier customer portal of the status in resolving any Fault upon request by Company.

3.5.1 Testing Period: From the time Carrier notifies Company that the validated issue is resolved, Company agrees to test and provide ticket fault resolution or feedback within twenty-four (24) hours. If ticket is closed then Company will re-route traffic as promptly as possible under the circumstances. If Company perceives the issue still exists, Company will provide proof (e.g. call samples, data to support, etc.) of the existence of the issue.

3.5.2 Carrier will endeavor to proactively notify Company of network issues it becomes aware of.

3.6 Fault Definitions: When reporting Faults to Carrier, Company will employ standard definitions of the severity of the Fault. Priority definitions are defined below. Company reserves the right to contact Carrier and increase the Priority based on the impact to its customers. The Fault Handling Metrics for the newly-assigned Priority will commence upon such notice.

a) Priority 1 Faults: Priority 1 Faults are a “Material Service Failure” which means any one or more of the following (provided that at all times a Fault in respect of a single telephone number shall not constitute a Material Service Failure):

(i)    Total outage of Carrier’s Termination Services network * NER;

(ii) Complete loss of Voice Termination Service access to any destination listed on the Carrier Rate Amendment;

(iii) Severe destination impairment on the Termination Service to any destination on the Carrier Rate Amendment for that service, to include:

• For traffic routed on Prime Service Level: Performance Service Metrics falling below key performance targets as set out in the
Destination Services Levels Table: * of target for a rolling * period;

• For traffic routed on Preferred Service Level: Performance Service Metrics falling below key performance targets as set out in the Destination Services Levels Table* of target for a rolling * period;

• Multiple Faults to the same destination on the Termination Service listed in Carrier Rate Amendment *; or

• Company opens ticket which is voice impairment related, is customer impacting (Company to provide a screen shot from internal dashboard to show data on customer impact), Company routes specific destination traffic away, and issue is validated to be a Carrier issue.

b) Priority 2 Faults: Means any instance when the following measures in respect of any Termination Service destination fails to be met, either:

i) For traffic routed on Prime Service Level: Performance Service Metrics falling below key performance targets as set out in the
Destination Services Levels Table: * of target for a rolling * period; or

ii) For traffic routed on Preferred Service Level: Performance Service Metrics falling below key performance targets as set out in the Destination Services Levels Table: * of target for a rolling * period.

c) Priority 3 Faults: Means any instance when the following measures in respect of any Carrier Prime Service Destination fails to be met, either:

i) For traffic routed on Prime Service Level: Performance Service Metrics falling below key performance targets as set out in the
Destination Services Levels Table: * of target for a rolling * period;

ii) For traffic routed on Preferred Service Level: Performance Service Metrics falling below key performance targets as set out in the Destination Services Levels Table: * of target for a rolling * period;

iii) Any other Fault not otherwise specified in this Section 3.6(c) to this Schedule A; or

iv) Company opens ticket which is voice impairment related, may or may not be customer impacting, Company does not route away traffic and issue is validated to be a Carrier issue

4. SERVICE LEVEL EXCLUSIONS: Notwithstanding anything stated to the contrary herein, Carrier shall be relieved from any failure to achieve a Performance Service Metric to the extent that the cause of an Incident and / or fault is determined to have occurred as a result of one or more of the following conditions:

(a) Any Faults not reported by Company to Carrier as Qualified Trouble Tickets;

(b) Force Majeure Events: Neither Carrier nor Company shall be held responsible for any unforeseen Faults as arising from Force Majeure Events as defined in the Addendum. Carrier is responsible for informing Company immediately of all such issues and events and using all commercially reasonable efforts to provide an alternative solution. In such an event, if the Company is required to route away traffic, Company will be relieved of its Traffic Volume Commitment for the affected period by an amount equal to the daily average amount of traffic to affected destination over the seven (7) days prior to when the Force Majeure Events first occurred multiplied by the number of days Company was required to route away and Company may route such traffic to Third Party telecommunications suppliers at its discretion; provided, however, that Carrier will notify Company of route availability upon elimination of the Force Majeure Event at which time Company will begin a testing period of seven (7) days. Once testing is complete to Company’s reasonable satisfaction, Company will route traffic back to Carrier within the following seven (7) day period. If the Company continues to route traffic to Carrier during the Force Majeure Event, the amount of traffic

Company sent to Carrier for termination will be deducted from the amount of traffic for which it requested relief;

(c) Scheduled Work Outages. If Company is properly notified in accordance with Annex E – Company CRQ Process (via email to Company’s designated NOC contact to suffice) of a “planned outage”, the parties agree that any Trouble Tickets that results from such a planned outage shall not be considered as a Faults, to the extent that such planned outages are limited to three (3) occurrences per Quarter and are in each case completed within an agreed-upon maintenance window. In any event, Company will be relieved of the Traffic Volume Commitment for the entire duration of each planned outage (e.g., whether or not properly notified) by an amount equal to the daily average amount of traffic to affected destination over the seven (7) days prior to when the planned outage first occurred, multiplied by the number of days (and fractions thereof) of the planned outage;

(d) For traffic sent by Company to Carrier during Peak Periods to the extent excluded under Section 3.2 of this Schedule;

(e) Degradation of performance on the affected destination for the period in question is found to be the result of originating customer behavior which affects the successful delivery of the call;

(f) In the event actual ROW traffic sent by Company to Carrier is in excess of the Company's non-binding forecast by more than
* to a particular destination, Carrier shall be relieved of the SLA with respect to the excess traffic to the extent that such failure arises from the excess traffic;

(g) Maintenance actions requested by or attributed to Company;

(h) Applications, equipment or facilities provided by Company, its contractors or end-users; (i) Acts or omissions of Company, its contractors or end-users; or
(j) Where in respect of a particular destination, the Performance Service Metric would have been met if there had been no invalid or unassigned numbers sent by Company.

5. SERVICE LEVEL REPORTING

5.1 Fault Handling Reporting: Carrier will use commercially reasonable efforts to provide an accurate SLA and quality performance reporting to Company by the first and third Monday of every calendar month and failure to timely provide such a report shall not be deemed to be a material breach of this Addendum, unless such failure occurs more than four (4) times within any calendar quarter, which will be subject to cure. These statistics will address, at minimum, daily measurements, and SLA performance shall be calculated on a weekly basis.

IN WITNESS WHEREOF, the Parties have executed this Schedule A to the Addendum as of the date last written below.

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 12 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

By : Tata Communications (America) Inc.
(“Carrier”)

Authorized Signature - /s/ Daniel Bergeron

Daniel Bergeron, Senior Vice President, Voice Commercial
Name and Title

December 23, 2015
Date Date

By : Vonage America Inc.
(“Company”)
Authorized Signature - /s/ Gerald Maloney
Gerald Maloney, Senior Vice President, Finance
Name and Title
Date – December 22, 2015

ANNEX A Definitions of Service Metrics

Network Efficiency Ratio
Network Effectiveness Ratio is described in ITU E.411. NER is designed to express the ability of networks to deliver calls to the far-end terminal for Termination Services. NER expresses the relationship between the number of seizures and the sum of the number of seizures resulting in either an answer signal, or a user busy, or a ring no answer, or, in the case of ISDN, a terminal rejection/unavailability.

Seizure
A call that is accepted for delivery by the receiving network from the originating network for Termination Services. Once seized, a call is now the responsibility of the receiving network to complete.

Answer to Seizure Ratio (ASR)
ASR: As described in ITU E.411-E437, Answer Seizure Ratio (ASR) gives the relationship between the number of seizures that result in an answer signal and the total number of seizures for Termination Services. This is a direct measure of the effectiveness of the service being offered onward from the point of measurement and is expressed as a percentage as follows:

ASR = Seizures resulting in answer signal ×100
Total seizures

Answer Bid Ratio (ABR)
ABR: As described in ITU E.425, Answer Bids Ratio gives the relationship between the number of bids that result in an answer signal and the total number of bids for Termination Services. This is a direct measure of the effectiveness of the service being offered and is expressed as a percentage.

ABR = Bids resultingin answersignal ×100
Total Bids

Bid
Bid: As described in ITU E.410 Annex 10, a bid is an attempt to obtain a circuit in a circuit group or to a destination. A bid may be successful or unsuccessful in seizing a circuit in that circuit group or to that destination.

Average Length Of Conversation (ALOC)
ALOC: As described in ITU E.437, ALOC is the Average Length Of Conversation for completed calls using the Termination Services. A statistically significant difference in ALOC between two routes may be considered as an indication of some irregularity warranting further investigation.

Number of Repeat Faults
Number of repeat faults is used to describe the number of incidents reported by Company to Carrier as Faults that following Carrier communication of the incident being cleared and Company’s acceptance of the Fault being cleared are subsequently reported again as
Faults of the same nature within a period of * hours of the initial or subsequent clear message from Carrier to Company.

Number of Priority 1 incidents per month
The number of Priority 1 incidents per month is used to describe the number of Priority 1 Faults that Company reports to Carrier and that
Carrier subsequently communicates a clear cause other than “Fault not found”.
Valid Call Attempts
Is used to describe a call request from a Company network to a Carrier network including a valid called party number. Attempts where the called party number is wrong or not in the correct format are excluded form the number of Valid Call Attempts.

Mean Time To Repair
The Mean Time To Repair is used to describe average time between Company opening Qualified Trouble Tickets by the mechanisms specified through the Fault Reporting Process as set forth in Annex C of this Schedule and Carrier communicating the clearance of those
Tickets. In any case that a fault is subsequently found not to be cleared the Mean Time To Repair will be from the start of the original fault to the eventual close of the same fault.

Qualified Trouble Tickets
Qualified Trouble Tickets is used to describe those tickets that are opened as per the Fault Reporting Process as set forth in Annex D to this
Schedule and which relate to Faults meeting the definitions of Fault Definitions as set forth in Section 3 of this Schedule.

ANNEX B SERVICE LEVELS

The following targets will apply to any destination where for each Service tier Company makes no fewer than 300 Valid Call Attempts on a daily average basis to the applicable Destination. If a Peak Period occurs during the month, then for the destination or metric excluded for that period, the number of Valid Call Attempts on a daily average will be reduced pro rata by the duration of the Peak Period in days as a proportion of the total days in the month.

Fault Handling Metrics – Prime Service Level

	Priority 1	Priority 2	Priority 3
Response Time	*	*	*
Periodical Status	Upon request	Upon request	Upon request
Resolution Time	*	*	*

Fault Handling Metrics – Preferred Service Level

	Priority 1	Priority 2	Priority 3
Response Time	*	*	*
Periodical Status	Upon request	Upon request	Upon request
Resolution Time	*	*	*

Target Mean Time to Repair

The Target Mean Time To Repair shall be the Resolution Time for each category of Fault Priority for Qualified Trouble Tickets. The Mean Time To Repair performance will be:

The sum of actual Resolution Time to repair Faults
The total number of Faults

Destination Specific Targets
[SEE DESTINATION SERVICE LEVELS TABLES ATTACHED]

Annex B

	PRIME					PREFERRED
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
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*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
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Annex C:
SLA Failure Remedies

For clarification purposes, the following shall apply to Priority 1 and 2 Faults that are initiated by Company upon its detection of an issue, but excluding any Trouble Tickets that arise due to any Service Level Exclusions (as defined in Section 4 above)):

Chronic Events
	Priority 1 Faults	Priority 2 Faults
Chronic Issue
* Priority 1 Faults to the same
destination for any rolling * day period.

OR
For India destinations (excluding India Rural) and Canada destinations (excluding the Canada High Cost
Codes), only: Greater than *
in a * day period where
Carrier did NOT meet the MTTR
requirement in Annex B.
* Priority 2 Faults to the same destination during any rolling * day period.
Chronic Condition
* Chronic Issues during any rolling * day period to the same destination or * complete failure across Carrier’s Termination
Services network. OR
For India destinations (excluding India Rural) and Canada destinations (excluding the Canada High Cost
Codes), only: Greater than *
* in a * day period where Carrier did NOT meet the MTTR
requirement in Annex B.
* Chronic Issues during any rolling * day period to the same destinations.

Should Company experience Chronic Events (defined as per table above), it may have the right to route away Termination Services traffic for the affected destination (at the DNIS level). Accordingly, in the event of a Chronic Event, Company may elect to be relieved of its Traffic Volume Commitment for the affected destination (at the DNIS level) without penalty during the Event. In the event Company is unable to fulfill the Traffic Volume Commitments as the result of any one or more Chronic Event(s), Company shall be relieved of any shortfall penalty or other remedy associated with the affected traffic to the affected destination(s) (at the DNIS level), and Company may route such traffic to Third Party telecommunications suppliers at its discretion as a direct result of such Chronic Event(s).

a.
Relief from the Traffic Volume Commitment will be equal to the daily average amount of traffic over the * days prior to when the first Chronic Event occurred, multiplied by the number of days of the Event. Company shall be relieved from its Traffic Volume Commitment obligations for the affected destination (at the DNIS level) from the time when the Event first occurred. Should Company elect any relief from its Traffic Volume Commitment to an affected destination (at the DNIS level), Carrier shall not be relieved of its pricing, capacity or SLA obligations. Upon notice from Carrier, Company will begin a testing period of * days. Once testing is complete to Company’s reasonable satisfaction, Company will route traffic back to Carrier within the following * day period.

b.
Solely with respect to India destinations, in the event Chronic Condition(s) occur * or more times in any rolling * month period during the Route Management Services Term, Company shall have a right to terminate the Addendum in whole or in part upon no less thirty (30) days written notice to Carrier, provided such notice is sent within * days of the completion of the second such Chronic Condition(s) giving rise to this termination right.

c.
Solely with respect to Canada, in the event of * Chronic Condition(s), Company will be relieved of its Canadian Commitment to Carrier. In such instance, the affected destination will no longer be subject to SLA’s under this Schedule.

d.
In addition to and without limiting Company’s rights and remedies under the foregoing, in the event of * Chronic Condition(s) affecting a ROW destination (at the DNIS level), the ROW Commitment will be reduced by the daily average amount of traffic over the * days prior to when the first Chronic Condition occurred for the remaining term of the Addendum and route such traffic to Third Party telecommunications suppliers at its discretion. In such instances, the affected destination will no longer be subject to SLA’s under this Schedule.

e.
For the * Commitment only, if a Company shortfall of Traffic Volume Commitment minutes can be traced back to a Carrier caused by Priority 1 Faults where minute relief was not granted, then Company will not be in violation of any shortfall obligations.

ANNEX D

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TATA COMMUNICATIONS

TATA

ANNEX D

Global Voice Solutions (GVS)

Fault Reporting - A complete reference guide

Our Commitment:
To provide the highest level of customer service and satisfaction

1

0

1st October 2014

© 2013 Tata Communications Ltd. All rights reserved. TATA COMMUNICATIONS and TATA are trademarks of Tata Sons Limited in certain countries

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TATA COMMUNICATIONS

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Dear Customer,

On behalf of TATA Communications, I would like to express my deep felt appreciation for your company's alliance with us. We, at TATA Communications are committed to deliver a new world of communications to advance the reach and leadership of our customers.

This guide has been prepared to facilitate customers with information which will help them to effortlessly interact with our 24 hours a day 7 days a week technical support center, to resolve any service issue you might face.

You will find herein, descriptive procedures of fault reporting, change management, and planned activity along with the contact and escalation numbers to enable you to easily maneuver through TATA Communications' Customer support.

Thank you for choosing Tata Communications as your preferred service partner for your Telecommunication needs and we look forward to sustaining the strong and successful relationship with your company.

Regards,

Neeraj Sonker.
Head Service Assurance & Delivery
Tata Communications

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TATA COMMUNICATIONS

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INDEX

Sr. No	Topic	Page No
1	Introduction	3
2	Organizations	3
3	Reporting a new fault	3
	A) Incident criteria	4
	B) Basic Information required	4
4	Repair time and escalation	5
5	Ticket Closure	5
6	Customer portal	6
7	We always look forward to form a sturdy relationship with you	6
8	TSC Contact and escalation numbers	7

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1. Introduction:

The purpose of this document is to describe the fault resolution process carried out by two integral departments within TATA Communications. These departments include the **Technical Support Center Wholesale (TSC-W), Global Network Management Center (GNMC) Voice**; wherein their ultimate goal is to ensure that Incidents, Change and Service Requests are quickly routed to the correct support teams for maximum efficiency in resolving Incidents and fulfilling requests.

2. Organizations

Technical Support Center Wholesale (TSC-W): The TSC-W serves as the primary customer entry point for all service related faults. Acting as the customer advocate within Tata Communications the TSC-W owns overall customer satisfaction, notification communications and management of internal escalations 24 hours a day 7 days a week. The TSC-W is staffed by customer service professionals specialized in the telecommunications industry. Working with Tata Communications' Global Network Management Centers, the TSC-W will track all faults until their resolution.

Global Network Management Centre-Voice (GNMC): Within Tata Communications state-of-the-art GNMC exists as a team dedicated exclusively to the network management, network surveillance, and fault resolution for Tata Communications' Voice traffic. This team consists of graduate level telecommunication technologists and engineers working on a 24x7 schedule. Tata Communications' engineers, technicians, and support staff continuously monitor network operations and capacity to ensure stated service levels are achieved and exceeded.

Either upon receipt of a called-in fault report or from automatic fault detection, Network Operations personnel investigate to determine the source of the fault and attempt to resolve it. If this is not feasible, maintenance personnel are dispatched on a worldwide basis to the source of the problem.

3. Reporting a New Fault / Service Request

How to report a fault

Tata Communications is committed to proactively isolating, diagnosing and resolving issues before service disruption occurs. Occasionally however this is not possible. In these situations customers should immediately report any service outage or other service issues to Tata Communications' Technical Support Center Wholesale (TSC-W).

Customers can raise an incident ticket via our customer portal, telephone, or email:

1. Through Customer Portal https://customerzone.tatacommunications.com
2. Through Phone: Please refer to page 7 for our location specific contact numbers.
3. Through Email: customer.service@tatacommunications.com

Upon notification of a service outage or other service deficiency, the TSC-W will advise the appropriate network organization via our computerized fault management system. Since Tata Communications is an international telecommunications and data carrier, the service outage or service deficiency may be related to a particular link with a foreign carrier or localized within the territory of a foreign administration. In that case, the GNMC will co-ordinate the testing and repair work with the foreign carrier or administration. Throughout this process the TSC-W will follow the progress of this work, keeping the customer advised of the fault resolution process and ensuring rapid fault resolution.

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Incident Criteria

Tata Communications follows industry best-practice for Incident Management. This incorporates all incidents from detection and logging through to resolution and closure. The objective of Incident Management is the restoration or normal service as soon as possible with minimal disruption to Customers Services.

An incident ticket reference is provided to the customers. Incidents are classified according to the impact on the service to the customer.

Customers are requested to refer the below severity matrix to understand incident classifications during fault reporting:

Severity	Incident Classifications
Crisis Event	Ticket is classified as a CRISIS event when: • Loss of Switching, Signaling and Routing Platform
SEV 1	Ticket is classified as SEVERITY 1 when: • 0% destination Answer Seizure Ratio (ASR), • Call Line Identification (CLI) Failure, Fax Issues, • Dual-Tone Multi-Frequency (DTMF) Issues • False Answer Supervision (FAS)
SEV 2	Ticket is classified as SEVERITY 2 in case there are: • Voice quality issues e.g., Echo, • One Way Speech and Cross Talk, • Low ASR to a destination, • Mobile Station Roaming Number (MSRN) coverage
SEV 3	Ticket is classified as SEVERITY 3 when customers face: • Single Number Problem, • Single Area Problem, • No Ring Back Tone (RBT)

The TSC-W is responsible for comprehensive status feedback to customers. Feedback is given to customers as per the standard procedures or as negotiated with the Customer in your Service Level Agreement (SLA).

Information required at the time of fault reporting:

To help us quickly register and investigate an issue, please have the following general information handy:

- Your name, company name, telephone number (mandatory)
- Ticket reference number
- Date and time of fault occurrence(s) (not older than 48 hours)
- Outage or impairment status (Gateway/Facility Fault)
- Circuit designation (Gateway/Facility Fault)
- Short and concise description of the problem including all test results

Service-related Additional Information Required - VTS Offers via Telephone or E-mail

- Destination number or city code and time of test call (Voice termination issues)

Service-related Additional Information Required - Toll Free Services/Local Number Service

- Destination number or City Code and time of test call
- Type of origination phone used (i.e. Mobile, Hotel, Landline, office, etc.)
- Has number worked previously from this specific phone
- Phone number of phone used to place failed call.

Voice Termination Problems: Why is a test number so important?

An accurate test number is necessary for several reasons. Test numbers allow both the customer service representative and GNMC-Voice technician to diagnosis and resolve service issues by identifying the termination point of failure.

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Upon receipt of this information, the TSC representative will enter it into the TATA Communications' fault management system and share the TATA Communications' ticket reference number.

**** This ticket reference number should be used every time customer service is contacted.***

The incident will be investigated to identify the root cause. Where the ticket is opened proactively, the TSCW may ask the customer to perform certain verifications or provide information to better isolate the incident. If further technical support is required then Level 2 / Level 3 teams are engaged.

4. Repair Time and Escalation

Tata Communications maintains aggressive goals for Mean Time To Repair (MTTR). If the MTTR threshold is in jeopardy and/or if the customer feels it necessary, the customer may begin escalating the issue within Tata Communications.

The following escalation guidelines apply to customer service interruptions.

- Escalation should be made at the given intervals until the trouble is isolated and a repair plan is implemented.
- Escalation can vary after the isolation of the fault depending on repair activity underway and is not necessarily limited to set intervals.
- Escalation will be based on fault duration, not length of time at the fix agency (even if the fix agency just received the ticket). The escalation clock starts when the ticket is opened.

Escalation list for wholesale customers - Contact matrix is to be used during ticket's life cycle. Please ensure you have reached out to the first level of escalation before moving to the next level.

Contact	Phone	E-mail
1st Level: Shift Lead, Technical Service Centre Wholesale (TSC-W)	+1 514 868 7875	GCSC.Escalations@tatacommunications.com
2nd Level: Surendra Varma Manager - Global Voice Solutions TSC Wholesale	+91-20-6614-3205 (O) +91-98-8137-2172 (M)	surendra.varma@tatacommunications.com
3rd Level: Piyush Handique Head - Technical Support Center	+91-20-6614-3207 (O) +91-80-9708-0706 (M)	piyush.handique@tatacommunications.com
4th level: Rashmi Naegamvala General Manager , Service Assurance	+91-20-6614-3002 (O) +91-89-8300-8756 (M)	rashmi.naegamvala@tatacommunications.com

5. Ticket Closure

Once the reported issued has been cleared by our technical staff, you will be contacted via the TATA Care portal, or call, or e-mail, to ensure you are satisfied with our findings. We will provide you with at least twenty four (24) hours to validate these findings and let us know if further support is required. The ticket will only be closed in accordance with the customer.

Further information can be provided by requesting a full Technical Incident Report (IR). An IR is a detailed report that is usually supplied within 5 working days if fault is on TATA network, and in accordance with provider networks' SLA. The IR contains an incident summary, the cause, a chronological view of the steps taken to resolve it, the fix and corrective actions and / or observations ensuring mitigation against future occurrences.

If a customer is not satisfied with a particular fault clearance, the time taken or quality of resolution of any ticket; or during fault resolution, for any reason suspects that the problem is not entirely resolved and requires a more in-depth investigation, they can contact the Head of TSCW or their local customer account manager who will acknowledge its receipt and co-ordinate the investigation activities within TATA Communications.

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6. Customer Portal

(https://customerzone.tatacommunications.com

If you are a first-time user, you will need a user ID and password, simply contact Tata Communications' TSC-W and any of our customer service representatives will provide you with access to the "Customer Zone portal", Customer Center.

Additionally if you are having problems with the application you can contact Tata Communications" TSC-W via the Home Page of "Customer Zone portal" by clicking on "Password Problems" shown on the menu on the left side of the page. This will allow you to send an email to the TSC-W where the representatives will be able to assist you in getting the issue resolved.

Note: The password is case sensitive and has to be manually entered each time it is requested.

To Open a New Ticket:

- Once you have entered your password please select "View/Open a Trouble Ticket" from the menu on the left side of the page
- To open a new ticket please selects "Create New Ticket" from the left and side of the page and fill in the required fields.

Upon the successful completion of the form you will be provided a trouble ticket number that you can reference when contacting the TSC-W for status on your issue or by returning to the Web and following the instructions to "View Open Ticket".

To View an Open / Pending Ticket:

- Once you have entered your password please select 'View Ticket' from the menu on the left side of the page. This will show you a list of your tickets registered with TATA Communications.
- Select the ticket from the list provided by 'clicking' on the ticket number you are researching or enter the ticket number in the box marked 'Ticket no. here' to view the ticket in question.
- You can view all open or closed tickets updated within the last 90 Days. You can also sort by ticket number and scroll up and down using the scroll bar on the right side of the page.

Once you select the ticket for which you are requesting status the following information will be displayed:

- Ticket # (TATA Communications Ticket #) and Reference Ticket # (Your Ticket # if you have provided one during ticket booking)
- Ticket status (Open or Closed), date of ticket creation, and brief description of the nature of the problem/service requirement reported)
- Contact name & telephone number you have provided during ticket booking
- Action Log. These are shown in reverse chronological order and by scrolling over the entry a complete description of the entry will appear on the right side of the screen.

7. We always look forward to form a sturdy relationship with you

In a continuous effort to improve our service, we always welcome your feedback. In the event you want to report a complaint about any of our services, please mail us on customer.service@tatacommunications.com post the closure of the ticket. Alternatively you could also use our escalation matrix.

We also conduct regular customer satisfaction surveys by telephone interviews and specific surveys to gauge your satisfaction with the quality of our services and repairs. We use the feedback we collate from these surveys to investigate areas for improvement.

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8. Technical Service Centre - Wholesale (TSCW) - Contact and Escalation Numbers

UIFN Number* +800 9333 3999
Direct: +1 514 868 7875 Fax: +1 514 868 8996 Email:
customer.service@tatacommunications.com

COUNTRY SPECIFIC TOLL FREE NUMBERS

Sr. No.	Origin country name	Toll-free
1	ARGENTINA	0800 222 0069
2	BAHRAIN	800 00932
3	BRAZIL	0800 891 6953
4	CANADA	1 800 567 1950
5	CHILE	800 201 790
6	CHINA	10 800 1400 064
7	COLOMBIA	01 800 919 0178
8	DENMARK	808 80408
9	FRANCE	0800 910 517
10	GERMANY	0800 1812 364
11	GREECE	00800 161 2203 0179
12	HONG KONG (1)	800 930 578
13	HONG KONG (2)	800 965 063
14	INDONESIA 1	0018030172566
15	INDONESIA 2	0078030172566
16	ITALY	800 872 018

Sr. No.	Origin country name	Toll-free
17	JAPAN	00 531 162 214
18	MEXICO	001 800 514 0346
19	NORWAY	800 13447
20	PHIILIPPINES	1 800 1110 1451
21	POLAND	00800 1114 497
22	PORTUGAL	800 819 512
23	RUSSIA	810800 2161 1012
24	SINGAPORE	8001013225
25	SPAIN	900 981 576
26	SWEDEN	0207 98512
27	SWITZERLAND	0800 838 811
28	THAILAND	001 800 1562 200 592
29	TURKEY	00800 142 030 326
30	U.K	0800 895 256
31	U.S.A	1888 933 3399
32	VENEZUELA	0800 1003 081

Note. UIFN Toll free access is currently available in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, South Korea, Sweden, Switzerland, Taiwan, and the U.K. Refer to your account representative for availability of this service in your area.

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Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under          Page 13 of 52 –Route Management Services Addendum
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed             PROPRIETARY AND CONFIDENTIAL
separately with the Securities and Exchange Commission.                                     Ver. 12.2 (Custom Dec 2015)

Annex E: Vonage CRQ Process

This document provides change notification guideline for external vendors and carriers when work is scheduled to be done that has the potential to disrupt provided services. Vonage requests that any work that has potential to disrupt provided service is reported to use using the below guidelines.
Revision Date: 10/25/2012
Responsible Group: Vonage Change Management
Maintenance Types
Normal Request
Description - Planned maintenance that has the ability to or will impact service provided to Vonage.
Minimum notification - 2 weeks advance notice
Notification is to be sent to ChangeManagement@vonage.com via email
Preferred Maintenance Window: 12AM – 6AM ET
Description of the work to be done.
Circuits or Service that is being affected by the maintenance.

Emergency Request
Description - Change needs to be done immediately and cannot wait.
Notification: As much as possible
Sent to: ChangeManagement@vonage.com and NOC-Team@vonage.com
Description of the work to be done.
Circuits or Service that is being affected by the maintenance.

Notification Requirements
1. The Notification is to be sent to Vonage via email to ChangeManagement@vonage.com.
2. Subject Guidelines

When filing an RFM please use the following subject conventions.
Subject: CATEGORY | SUB CATEGORY | Title of maintenance
Example Subject: MAINTENANCE | CIRCUIT GROOMING | Grooming circuits in New York
3. The following information is to be included in the notification email advisement. a. VENDOR/CARRIER internal reference number
b. Maintenance Type – (See Above)
c. Start and end date & time of the maintenance d. Reason for maintenance
e. Location of maintenance f. Service(s) Impacted
g. Circuit / Application impacted, the duration of impact and description of impact.
h. Contact information for VENDOR who can provide more information about the maintenance. i. Additional Notes

In the event that escalation is needed on Vonage’s end for any maintenance related work please follow the below escalation path.

Change Management Escalation Contacts Level

Contact    Title    Contact Info

1	NOC-Team Vonage NOC e: NOC- Team@vonage.com p: (877) 662-2001

2    Michael Lill
John Howard

Change Manager
Change Manager

e: Michael.Lill@vonage.com p: (848) 219-7315
e: John.Howard@vonage.co m
p: (732) 786-1476

3	Michael Mayernik Director of Operations e: Michael.Mayernik@vonag e.com
p: (732) 337-3803

SCHEDULE B Peer Supplier List

Peer Supplier List:

*

ANNEX F

Section 4.1 Tables

Annex F- Table F1
*

*

Annex F- Table F2

Categories Routing Classifications

With respect to the operation of Section 4.1(c)(i), the following table describes the describes the Category Routing Classifications:
*

ANNEX F- Table F3

FX TABLE –FOR ILLUSTRATON PURPOSES ONLY

*

Portions herein identified by * have been omitted pursuant to a request for confidential treatment under treatment under
Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed     separately with the Securities and Exchange Commission.